SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment To
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event  reported):  May 9, 2000
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                               Banyan Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            OREGON                  000-26065                   84-1346327
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


             4740 Forge Rd., Bldg. #112, Colorado Springs, CO  80907
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         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (719)  531-5535
                                                                ---------------



ITEM  5.   OTHER EVENTS.
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PAINE WBBER SETTLEMENT AGREEMENT

     Banyan Corporation settled a lawsuit brought by Paine Webber Corporation. Paine Webber brought the suit for $405,000 dealing with the cancellation by Banyan of certain stock certificates. In order to avoid costly continuing litigation Banyan decided to settle this claim without any admission of guilt. The settlement calls for Banyan to pay Paine Webber a total of $140,000. The payment plan calls for an initial payment which was made on July 27, 2000 of $10,000, six monthly payments of $3,333 commencing on August 27, 2000 and two final payments of $55,000 on January 31 and February 28, 2001. The Company intends to raise the capital for the final two payments under this agreement via the sale of some of its shares of Anything Internet Corporation. Interest will not accrue unless the Company fails to make timely payments.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANYAN  CORPORATION
                                   -------------------
                                  (Registrant)


Date: July 28,  2000            /s/  Lawrence Stanley
                                   --------------------
                                   Lawrence Stanley
                                   President  and  CEO